Exhibit 99.1

Atlantic Union Bankshares Corporation and Sandy Spring Bancorp, Inc. Announce Receipt
of All Shareholder and Bank Regulatory Approvals to Complete Merger

Richmond, Va. and Olney, Md., February 5, 2025 – Atlantic Union Bankshares Corporation (“Atlantic Union”) (NYSE: AUB) and Sandy Spring Bancorp, Inc. (“Sandy Spring”) (NASDAQ: SASR) today jointly announced that Atlantic Union’s shareholders and Sandy Spring’s stockholders have approved the previously announced merger of Sandy Spring with and into Atlantic Union at their respective special meetings held today. Additionally, all required bank regulatory approvals have been received to complete the merger.

“We are pleased to have received all necessary bank regulatory approvals and each company’s shareholder and stockholder approvals to proceed with the merger and remain on track to close the transaction on April 1, 2025,” said John C. Asbury, President and CEO of Atlantic Union. “The merger will create a unique franchise by combining the #1 regional depository market share bank in Virginia with the #1 regional depository market share bank in Maryland. We believe the merger will benefit our customers and markets with an expanded and even more convenient branch network, enhanced product offerings, a robust community benefit plan and access to more capital. We also believe it will benefit our Teammates with expanded career opportunities, resources and capabilities. Further, we believe the merger will benefit the combined company’s shareholders by positioning us well to deliver differentiated financial performance.”

“We are very excited to reach this important milestone as we work to bring together two great companies. It has been inspiring to see colleagues from both banks design, collaborate, and transform together to make this combination a success.  This partnership will begin a new chapter, and we can’t wait to see what we accomplish together,” said Daniel J. Schrider, Chair, President and CEO of Sandy Spring.

The merger is expected to close on April 1, 2025, subject to the satisfaction or waiver of customary closing conditions.

About Atlantic Union Bankshares Corporation

Headquartered in Richmond, Virginia, Atlantic Union Bankshares Corporation (NYSE: AUB) is the holding company for Atlantic Union Bank. Atlantic Union Bank had 129 branches located throughout Virginia and in portions of Maryland and North Carolina as of December 31, 2024. Certain non-bank financial services affiliates of Atlantic Union Bank include: Atlantic Union Equipment Finance, Inc., which provides equipment financing; Atlantic Union Financial Consultants, LLC, which provides brokerage services; and Union Insurance Group, LLC, which offers various lines of insurance products.

About Sandy Spring Bancorp, Inc.

Sandy Spring Bancorp, Inc., headquartered in Olney, Maryland, is the holding company for Sandy Spring Bank, a premier community bank in the Greater Washington, D.C. region. With over 50 locations, the bank offers a broad range of commercial and retail banking, mortgage, private banking, and trust services throughout Maryland, Virginia, and Washington, D.C. Through its subsidiaries, Rembert Pendleton Jackson and West Financial Services, Inc., Sandy Spring Bank also offers a comprehensive menu of wealth management services.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Atlantic Union and Sandy Spring, respectively, with respect to the proposed transaction, the strategic and financial benefits of the proposed transaction and the expected timing of the closing of the proposed transaction. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of Atlantic Union or Sandy Spring or their respective management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, among others, the following:

•	the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement;
•	the possibility that the proposed transaction does not close when expected or at all because the conditions to closing are not satisfied on a timely basis or at all;
•	the outcome of any legal proceedings that may be instituted against Atlantic Union or Sandy Spring;
•	the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Atlantic Union and Sandy Spring operate;
•	the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected;
•	the impact of purchase accounting with respect to the proposed transaction, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks;
•	the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events;
•	the diversion of management’s attention from ongoing business operations and opportunities;
•	potential adverse reactions of Atlantic Union’s or Sandy Spring’s customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction;
•	a material adverse change in the financial condition of Atlantic Union or Sandy Spring; changes in Atlantic Union’s or Sandy Spring’s share price before closing;

•	risks relating to the potential dilutive effect of shares of Atlantic Union’s common stock to be issued in the proposed transaction;
•	general competitive, economic, political and market conditions;
•	major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks;
•	other factors that may affect future results of Atlantic Union or Sandy Spring, including, among others, changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates; deposit flows; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

These factors are not necessarily all of the factors that could cause Atlantic Union’s, Sandy Spring’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Atlantic Union’s, Sandy Spring’s or the combined company’s results.

Although each of Atlantic Union and Sandy Spring believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of Atlantic Union or Sandy Spring will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in (i) Atlantic Union’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000883948/000088394824000030/aub-20231231x10k.htm), quarterly reports on Form 10-Q, Current Reports on Form 8-K and other documents subsequently filed by Atlantic Union with the Securities Exchange Commission (“SEC”), (ii) in Sandy Spring’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/824410/000082441024000011/sasr-20231231.htm), and its other filings with the SEC and quarterly reports on Form 10-Q, Current Reports on Form 8-K and other documents subsequently filed by Sandy Spring with the SEC and (iii) the definitive joint proxy statement/prospectus related to the proposed transaction, which were filed by Atlantic Union and Sandy Spring with the SEC on December 17, 2024 (and which are available at https://www.sec.gov/Archives/edgar/data/883948/000110465924129289/tm2428626-7_424b3.htm and https://www.sec.gov/Archives/edgar/data/824410/000110465924129292/tm2428626-8_defm14a.htm, respectively).

The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Atlantic Union, Sandy Spring or each of their respective businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Atlantic Union and Sandy Spring urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by Atlantic Union and Sandy Spring. Forward-looking statements speak only as of the date they are made and Atlantic Union and/or Sandy Spring undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law. All forward-looking statements attributable to Atlantic Union, Sandy Spring, the combined company, or persons acting on Atlantic Union or Sandy Spring’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above.

Contact:

Bill Cimino (804) 448-0937, SVP and Director of Investor Relations of Atlantic Union

Jennifer Schell (301) 570-8331, Division Executive, Marketing & Corporate Communications for Sandy Spring Bank

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